Exhibit 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
Hefei Meihua Vocational Training School

We have audited the accompanying balance sheet of Hefei Meihua Vocational Training School (referred to as the "Company") as of June 30, 2011 and the related statements of operations, members' equity, and cash flows for the period from inception (April l, 2011) through June 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2011, and the results of their operations and their cash flows for the period from inception (April 1, 2011) through June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/Sherb &Co., LLP
Certified Public Accountants
New York, New York
October 18, 20ll

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
BALANCE SHEET
June 30, 2011

ASSETS
CURRENT ASSETS:
Cash	$395,193
Prepaid expenses	105,369
Other assets	21,301
Total Current Assets	521,863

Total Assets	$521,863
LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
Payroll payable	$28,763
Taxes payable	46,409
Total Current Liabilities	75,172

MEMBERS' EQUITY:
Paid in capital	494,754
Accumulated deficit	(53,820)
Other comprehensive income - foreign currency translation	5,757
Total Members' Equity	446,691
Total Liabilities and Members' Equity	$521,863

The accompanying notes are an integral part of these financial statements.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
STATEMENT OF OPERATIONS
From Inception (April 1, 2011) Through June 30, 2011

Revenues	$220,178
Cost of revenues	178,683
Gross Profit	41,495

General and administrative expense	64,491

OPERATING LOSS	(22,996)

OTHER INCOME:
Other (expense) income	(324)
Interest Income	17
Total Other Expense	(307)

LOSS BEFORE INCOME TAXES	(23,303)

INCOME TAXES	(30,517)

NET LOSS	$(53,820)

The accompanying notes are an integral part of these financial statements.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
STATEMENT OF MEMBERS’ EQUITY

			Other	Total
		Accumulated	Comprehensive	Members'
	Paid in Capital	Deficit	Income	Equity
Balance, Inception (April 1, 2011)	$-	$-	$-	$-

Members' contributions	494,754			494,754

Comprehensive income (loss):
Net loss for the period	-	(53,820)	-	(53,820)
Other comprehensive income, net of tax:
Foreign currency translation adjustment			5,757	5,757
Comprehensive loss	-	-	-	(48,063)

Balance, June 30, 2011	$494,754	$(53,820)	$5,757	$446,691

The accompanying notes are an integral part of these financial statements.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
STATEMENT OF CASH FLOWS
From Inception (April 1, 2011) Through June 30, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(53,820)
Changes in assets and liabilities:
Prepaid expenses	(104,892)
Other assets	10,364
Payroll payable	28,633
Taxes payable	46,199
NET CASH USED IN OPERATING ACTIVITIES	(73,516)

CASH FLOWS FROM FINANCING ACTIVITIES:
Members' contribution	463,186
NET CASH PROVIDED BY FINANCING ACTIVITIES	463,186

EFFECT OF EXCHANGE RATE ON CASH	5,523

NET INCREASE IN CASH	395,193

CASH - beginning of period	-

CASH - end of period	$395,193

Non-cash investing and financing activity:
Other assets contributed from members	$31,568

The accompanying notes are an integral part of these financial statements.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

NOTE 1 – ORGANIZATION AND OPERATIONS

Hefei Meihua Vocational Training School（the“Meihua School” or “Company”), established in April 2011, is located at 68 He-An Road Economic Technology Development Zone, Hefei City, Anhui Province, China. The Meihua School provides non-academic training programs that include training in advertising design, e-commerce, secretarial, logistics, marketing and business management courses. The Meihua School has approximately 700 students enrolled in its programs.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Foreign currency translation

The Company’s functional currency is the Chinese Renminbi (“RMB”).  In accordance with Section 830-20-35 of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), the financial statements have been translated into United States dollars using period-end rates of exchange for assets and liabilities, and average rates of exchange for the period for revenues, costs, and expenses.  Net gains and losses resulting from foreign exchange transactions are included in the statements of operations. There were no foreign currency exchange transactions for the period from inception (April 1, 2011) through June 30, 2011. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in other comprehensive income or loss.

The RMB is not a fully convertible currency.  All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange.  The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand.  Translation of amounts from RMB into United States dollars (“US$”) has been made at the following exchange rates for the respective periods:

Balance sheet – June 30, 2011	RMB 6.4630 to US$1.00
Statements of operations, members’ equity and cash flows – From inception (April 1, 2011) through June 30, 2011	RMB 6.4924 to US$1.00

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates include the estimated useful lives of property and equipment.  Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Fair value of financial instruments

The Company has adopted ASC Topic 820, “Fair Value Measurements”, for its financial instruments.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of the Company’s financial assets and liabilities, such as cash, accounts receivable, prepayments and other current assets, accounts payable, accrued expenses and taxes payable approximate their fair values because of the short maturity of these instruments.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

Revenue recognition

The Company follows the guidance of the United States Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 101 “Revenue Recognition” (“SAB 101”), as amended by SAB No. 104 (“SAB 104”) for revenue recognition.  Revenue is recognized when earned and is reported net of refunds.  The primary sources of the Company’s revenues are as follows:

i.
Tuition: Tuition is generally paid in advance and is initially recorded as deferred revenue. The Company collects tuition twice a year, during the months of September and February. Tuition is refundable to students if they should withdraw, or be unable to complete their required courses. Tuition revenue for basic education services to middle school and high school is recognized ratably as the services are rendered, and is reported net of related surcharges and tuition refunds.

ii.	Dormitory fee: The Company provides dormitory services to the students and recognizes revenue ratably as the services are rendered.

Income taxes

The Company accounts for income taxes under ASC Section 740-10-30, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the consolidated Statements of operations in the period that includes the enactment date.

The Company has adopted ASC Section 740-10-25, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC Section 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty (50) percent likelihood of being realized upon ultimate settlement. ASC Section 740-10-25 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of ASC Section 740-10-25.

Comprehensive income (loss)

Comprehensive income (loss) consists of net income and foreign currency translation adjustments and is presented in the Statement of Members’ Equity.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. The Company has not recorded any contingencies as of June 30, 2011.

Recently issued accounting pronouncements

The FASB issued Accounting Standards Update (“ASU”) No. 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses, on July 21, 2010, requiring companies to improve their disclosures about the credit quality of their financing receivables and the credit reserves held against them.  The extra disclosures for financing receivables include aging of past due receivables, credit quality indicators, and the modifications of financing receivables.  This guidance is effective for interim and annual periods ending on or after December 15, 2010.  This update had no material impact on our financial position, results of operations or cash flows.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

In January 2010, the FASB issued ASU No. 2010-02, Accounting and Reporting for Decreases in Ownership of a Subsidiary,” which clarifies the scope of the guidance for the decrease in ownership of a subsidiary in ASC 810, “Consolidations,” and expands the disclosures required for the deconsolidation of a subsidiary or de-recognition of a group of assets.  This guidance was effective on January 1, 2010.   The Company adopted this guidance and it did not have an effect on the accompanying financial statements.

In January 2010, the FASB issued ASU No. 2010-01, “Accounting for Distributions to Shareholders with Components of Stock and Cash,” which clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend for purposes of applying ASC 505, “Equity,” and ASC 260, “Earnings Per Share.”  This guidance is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis.  The application of the requirements of this guidance had no effect on the accompanying financial statements.

A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies.  Due to the tentative and preliminary nature of those proposed standards, the Company’s management has not determined whether implementation of such proposed standards would be material to its financial statements.

NOTE 3 – CONCENTRATION OF CREDIT RISK

(i) Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents.  As of June 30, 2011, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, none of which are insured.  However, the Company has not experienced losses on these accounts and management believes that the Company is not exposed to significant risks on such accounts.

(ii) Foreign currency risk

The Company cannot guarantee that the current exchange rate will remain steady, therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of a fluctuating exchange rate actually post higher or lower profit depending on exchange rate of Chinese Renminbi (RMB) converted to U.S. dollars on that date.  The exchange rate could fluctuate depending on changes in the political and economic environments without notice.

NOTE 4 – PREPAID EXPENSES

Prepaid expenses represent the cash paid in advance for the Company’s leased school facilities and equipment. The amounts prepaid under such arrangements totaled $105,369 as of June 30, 2011.

Prior to the establishment of Meihua School, and in anticipation of its establishment, future members of the Company along with a company controlled by these members entered into a Building Lease Agreement with Hengyuan Athletic School (“Hengyan Athletic”), a related party of the Company’s principal shareholder, on February 10, 2011 as amended on May 25, 2011 (the “School Facility Lease”).  Subsequent to the establishment of Meihua School, the school facility lease was transferred in title and responsibility to the Company. The School Facility Lease provides for the use and occupancy of a 220,000 square foot educational facility that houses the Company’s classrooms, student dormitory, cafeteria and administrative offices which is located in Hefei City, Anhui Province, China (the “School Facility”). The term of the School Facility Lease commenced on March 1, 2011 and terminates on February 28, 2014.  Annual rent due over the term of the School Facility Lease is RMB1,560,000 (approximately $240,000). As of June 30, 2011, the prepaid expense balance in rent under the School Facility Lease was $87,831.

Prior to the establishment of Meihua School, and in anticipation of its establishment, future members of the Company along with a company controlled by these members entered into a Equipment Lease Agreement with Anhui Luhai Business School (“Anhui Luhai”), a related party of the Company’s principal shareholder, on February 10, 2011 as amended on June 23, 2011 (the “Equipment Lease”).  The Equipment Lease provides for the Company’s use of various computer and electronic equipment, furnishings and other personal property used by the Company in its operations.  The term of the Equipment Lease commenced on March 1, 2011 and expires on December 31, 2011.  Monthly rent due over the term of the Equipment Lease is RMB 16,000 (approximately $2,500).  As of June 30, 2011, the prepaid expense balance under the Equipment Lease was $17,538.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

Xiaoyun Chen, a principal shareholder of the Company is also a principal shareholder of Hengyuan Athletic and and Anhui Luhai.

NOTE 5 – OTHER ASSETS

Other assets consist of 200 personal computers that will be used for educational activities. These computers are deemed to be consumable assets whose economic and technological life will be fully consumed within one year. After one year, these consumed assets will no longer be utilized in the operations of the Company. As of June 30, 2011, the value of other assets totaled $21,301. These other assets were contributed to the Company upon its inception, totaling $31,568.

NOTE 6 – TAXES PAYABLE

Income taxes

The Company accounts for income taxes pursuant to the accounting standards that requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. Additionally, the accounting standards require the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

On December 28, 2002, the National People's Congress of China passed the law for private schools, Non-state Education Promotion Law of the People’s Republic of China ("Education Law"), and on February 25, 2004, the State Council of China passed the Implementing Rules for the Education Law ("Implementing Rules") which took effect on April 1, 2004. The Education Law and Implementing Rules require all non-state education institutions whose shareholders or founders require a reasonable return from their investments in the non-state education institutions to comply with Chinese income tax regulations and rules as they apply to regular business enterprises. In accordance with the Articles of Incorporation of Hefei Meihua Vocational Training School, shareholders require a reasonable return from their investments in the School. Thus, The Company is governed by the Income Tax Law of the PRC.

Before January 1, 2008, companies established in the PRC were generally subject to an enterprise income tax ("EIT") rate of 33.0%, which included a 30.0% state income tax and a 3.0% local income tax. The PRC local government has provided various incentives to companies in order to encourage economic development. Such incentives include reduced tax rates and other measures. On March 16, 2007, the National People's Congress of China passed the new Enterprise Income Tax Law ("EIT Law"), and on November 28, 2007, the State Council of China passed the Implementing Rules for the EIT Law ("Implementing Rules") which took effect on January 1, 2008. The EIT Law and Implementing Rules impose a unified EIT of 25.0% on all domestic-invested enterprises and Foreign Investment Enterprises (“FIEs”), unless they qualify under certain limited exceptions. Therefore, nearly all FIEs are subject to the new tax rate alongside other domestic businesses rather than benefiting from the foreign enterprise income tax, and its associated preferential tax treatments.

In addition to the changes to the current tax structure, under the EIT Law, an enterprise established outside of China with "de facto management bodies" within China is considered a resident enterprise and will normally be subject to an EIT of 25.0% on its global income. The Implementing Rules define the term "de facto management bodies" as "an establishment that exercises, in substance, overall management and control over the production, business, personnel, accounting, etc., of a Chinese enterprise." If the PRC tax authorities subsequently determine that the Company should be classified as a resident enterprise, then the organization’s global income will be subject to PRC income tax of 25.0%.

The table below reconciles the difference between the PRC statutory rate and the Company’s effective tax rate for the period from inception (April 1, 2011) through June 30, 2011 as follows:

June 30, 2011
China statutory rates	(25.0%)
Permanent differences	154.0%
Total provision for income taxes	129.0%

Income tax expense from inception (April 1, 2011) through June 30, 2011 was $30,517.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

Business taxes payable

Business taxes are imposed by the PRC government on the revenues reported by selling entities that provide taxable services in the PRC, including the transfer of intangible assets and the sale of immovable properties in the PRC. Education services, such as those provided by the Company, are subject to business taxes. The business tax rate varies depending on the nature of the revenues. The applicable business tax rate for the Company’s revenues is approximately 3%. In addition, the Company is also subject to various other taxes based on their business taxes, which are taxed on their business taxes. Included in such taxes are city construction taxes and educational supplement taxes at a rate of 7% and 3%, respectively of the business tax rate. Business taxes, including the city construction and educational supplement tax, are included in the Company’s cost of sales. Total business taxes, including the city construction and educational supplement taxes, from inception (April 1, 2011) through June 30, 2011 were $14,664.

Taxes payable

Taxes payable as of June 30, 2011 are as follows:

June 30, 2011
Income taxes payable	$30,656
Business taxes payable	14,731
Governmental fees payable	1,022
$46,409

NOTE 7 – MEMBERS EQUITY

Established in April 2011, the Meihua School was capitalized with $494,754, consisting of a cash investment of $463,186 and in kind investment of $31,568, which was comprised of 200 personal computers to be used by the school in the educational activities and is included in other assets.

NOTE 8 – COMMITMENTS AND RELATED PARTY TRANSACTIONS

Operating Leases

Prior to the establishment of Meihua School, and in anticipation of its establishment, future members of the Company along with a company controlled by these member entered into a Building Lease Agreement with Hengyuan Athletic School (“Hengyan Athletic”) on February 10, 2011 as amended on May 25, 2011 (the “School Facility Lease”).  The School Facility Lease provides for the use and occupancy of a 220,000 square foot educational facility that houses the Company’s classrooms, student dormitory, cafeteria and administrative offices which is located in Hefei City, Anhui Province, China (the “School Facility”). The term of the School Facility Lease commenced on March 1, 2011 and terminates on February 28, 2014.  Annual rent due over the term of the School Facility Lease is RMB_1,560,000 (approximately $240,000). As of June 30, 2011, the prepaid expense balance in rent under the School Facility Lease was $87,831.

Prior to the establishment of Meihua School, and in anticipation of its establishment, future members of the Company along with a company controlled by these member entered into a Equipment Lease Agreement with Anhui Luhai Business School (“Anhui Luhai”) on February 10, 2011 as amended on June 23, 2011 (the “Equipment Lease”).  The Equipment Lease provides for the Company’s use of  various computer and electronic equipment, furnishings and other personal property used by the Company in its operations.  The term of the Equipment Lease commenced on March 1, 2011 and expires on December 31, 2011.  Monthly rent due over the term of the Equipment Lease is RMB 16,000 (approximately $2,500).  As of June 30, 2011, the prepaid expense balance under the Equipment Lease was $17,538.

Xiaoyun Chen, a principal shareholder of the Company is also a principal shareholder of Hengyuan Athletic and and Anhui Luhai.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

Future minimum rental payments required under the School Facility Lease and the Equipment Lease are as follows:

Year ended December 31,	Building Lease	Equipment Lease	Total
2011	$200,234	$24,644	$224,878
2012	240,281	-	240,281
2013	240,281	-	240,281
2014	40,047	-	40,047
	$720,843	$24,644	$745,487

From the inception (April 1, 2011) through June 30, 2011, rental expense amounted to $89,951.

NOTE 9 – SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after June 30, 2011 up through the date the Company issued the audited consolidated financial statements and determined the subsequent events subject to disclosure are as follows.

On August 2, 2011, China Education International, Inc.’s ("China Education") a US Company together with their PRC subsidiaries, China Education Schools, Ltd. (“China Education Ltd.”) and Hangzhou Kunjiang Education and Technology Co. Ltd. ("Hangzhou Technology") entered into a series of agreements (the "Meihua School Agreements") with the Company, which permit China Education to operate the Company and the right to purchase all of its equity interests from the Company’s shareholders.

Due to Chinese regulatory restrictions on foreign investments in Chinese companies, China Education conducts its business in China through contractual arrangements which make up the Meihua School Agreements among China Education Ltd., Hangzhou Technology, and the Meihua School. The Meihua School will be treated as a variable interest entity in which China Education does not have direct or controlling equity interest but whose historical financial results will be consolidated in China Education’s financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").  The Meihua School Agreements include:

Exclusive Cooperation  Agreement.   Pursuant to the exclusive cooperation agreement, dated August 2, 2011, between Hangzhou Technology and the Meihua School, Hangzhou Technology has the exclusive right to provide to the Meihua School technical and systems support, marketing consulting services, training for technical personnel and technical consulting services and to lend the Meihua School funds from its fees under this agreement.  As payment for these services, the Meihua School has agreed to pay Hangzhou Technology a service fee equal to 65% the Meihua School’s pre-tax profit (90% if there are no taxes due). The initial term of this agreement is 20 years and the term can be renewed upon expiration by mutual agreement of the parties. Hangzhou Technology has the unilateral right to adjust the level of the service fee based on the level of operations at the Meihua School.  The agreement can be terminated by mutual agreement, by written notice from the non-breaching party upon a breaching party’s failure to cure its breach, or by either party’s written notice upon non-performance of the agreement for 30 days as a result of any force majeure.

Share Pledge Agreement.     Pursuant to the share pledge agreement, dated August 2, 2011, among Hangzhou Technology and Hefei Huamei Education Development Co., Ltd., Xiaoyun Chen,  Hong Liu, and Shanshan Chen, who collectively own 100% of the equity of the Meihua School (the “Founders”), the Founders pledged all of their equity interest in the Meihua School to Hangzhou Technology to secure the performance of the Meihua School under the Exclusive Cooperation Agreement. The Founders also agreed not to transfer, dispose of or otherwise directly or indirectly create any encumbrance over their equity interest in the Meihua School, or take any actions that may reduce the value of their equity interest in the Meihua School without the prior written consent of Hangzhou Technology.

Power of Attorney.     Pursuant to the power of attorney dated August 2, 2011, the Founders irrevocably entrusted all the rights to exercise its voting power of the Meihua School to China Education Ltd. for an indefinite period of time.

HEFEI MEIHUA VOCATIONAL TRAINING SCHOOL
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2011

Option Agreement.   Pursuant to an agreement entered into between the Founders and Crown Union Resources Limited, a British Virgin Islands company (“Crown Union”), the Founders have a five year right to acquire up to 3,000,000 shares of China Education's unregistered common stock (the “Acquisition Shares”) from Crown Union, upon the occurrence of the conditions described below (the “Option Agreement”).  The Acquisition Shares will be issued to Crown Union by China Education in consideration for the Meihua School Agreements.